November 1, 2011

Third Quarter 2011

EARNINGS CALL

Supplemental Materials

FIS

Forward Looking Statements



Today's news release and this conference call contain "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our expected revenue, organic revenue, earnings per share, margin expansion and cash flow, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements.

Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software or platforms, and the reactions of customers, card associations and others to any such future events; the failure to achieve some or all of the benefits that we expect from acquisitions; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business' operations, services, clients and personnel; competitive pressures on product pricing and services including the ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in "Risk Factors" and other sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the SEC.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

FIS

Use of Non-GAAP Measures



Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include:

- Adjusted revenue
- Organic revenue
- Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
- Adjusted net earnings
- Free cash flow and adjusted free cash flow

These non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP financial measures. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Additional information about these non-GAAP measures is provided in the appendix to this presentation. Reconciliations to the related GAAP measures are provided in the Investor Relations section of the FIS Web site, www.fisglobal.com.

Consolidated Results
($ millions)


Revenue
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,287
$1,426
Q3-10
Q3-11


EBITDA
$500
$400
$300
$200
$100
$427
$438
33.1%
30.7%
Q3-10
Q3-11

- Adjusted revenue growth of 10.8%
  - Organic revenue growth of 4.1%

- EBITDA increased 2.7%
  - Includes $10.1 million integration, severance and M&A costs
  - $10 million reimbursed legal fees included in Q3-10
- Margin decreased 240 bps to 30.7%
  - Revenue mix
  - Non-recurring items in both periods

Note: Calculations may differ due to rounding.

EBITDA Margin Walk



34.0%
32.0%
30.0%
28.0%
26.0%
24.0%
30.7%
33.1% Reported
Adjusted(1)
Q3 2011 - Reported
Capco
Integration, Severance and M&A
Q3 2011 - Adjusted
Q3 2010

(1) Adjusted for impact of non-recurring benefit from a legal settlement in Q3 2010

Note: Calculations may differ due to rounding.

Financial Solutions

($ millions)



Revenue
$550
$500
$450
$400
$350
$486
$523
Q3-10
Q3-11



EBITDA
$225
$175
$125
$220
$224
45.3%
42.8%
Q3-10
Q3-11

- Financial Solutions revenue increased 7.8%
  - New client implementations
  - Addition of Capco
- Organic revenue growth of 0.6%
  - Large license sale in Q3-10
  - Reduced scope for large Capco client

- EBITDA increased 1.9%
  - $1.7 million integration and severance costs included in current year
- Margin decreased 250 bps
  - Addition of Capco
  - Large license sale in Q3-10

Note: Calculations may differ due to rounding.

FIS

Payment Solutions

($ millions)



Revenue
$650
$600
$550
$601
$604
Q3-10
Q3-11



EBITDA
$250
$200
$150
$231
$230
38.4%
38.0%
Q3-10
Q3-11

- Payment Solutions revenue increased 0.5%
- 0.3% organic growth
  - Increased 2.0% on an adjusted basis[1]

- EBITDA decreased 0.6%
  - $4.3 million integration and severance costs included in current year
- Margin decreased 40 bps to 38.0%
  - Favorable to prior year on an adjusted basis

(1) Excludes the check related businesses, which declined $6.4 million to $114.0 million.
Note: Calculations may differ due to rounding.

International Solutions
($ millions)




Revenue
$350
$300
$250
$200
$150
$199
$298
Q3-10
Q3-11


EBITDA
$75
$50
$25
$-
$47
$67
23.3%
22.5%
Q3-10
Q3-11

- International Solutions revenue increased 49.3%
  - Increased card volumes in Brazil
  - Addition of Capco
- Organic growth of 21.9%
  - Strong performance within Capco's European businesses
  - Growth across all FIS regions
- EBITDA increased 44.1%
  - $1.2 million integration and severance costs included in current year
- Margin decreased 80 bps to 22.5%
  - Addition of Capco
  - Strong growth in Brazil

Note: Calculations may differ due to rounding.

FIS

Results Summary

($ millions)



	Q3-2011	Q3-2010
GAAP Net Earnings from Continuing Operations	$145	$134
Income from Brazil Joint Venture Restructure[1]	-	(17)
M&A Restructuring, Integration and Recapitalization Costs[2]	-	16
Acquisition Deferred Revenue Adjustment[2]	-	2
Net Earnings, excluding other items	145	135
Acqusition Related Purchase Amortization	43	42
Adjusted Net Earnings from Continuing Operations	$189	$177
Increase	*6.8%*	
Adjusted Net Earnings Per Share from Continuing Operations	$0.62	$0.52
Increase	*19.2%*	
Weighted Average Diluted Shares	306.8	339.2

(1) Includes net impact of termination fee, impairment charge, debt extinguishment and non-controlling interest.
(2) Third quarter 2011 includes integration, severance and M&A costs of approximately $10.1 million.
Note: Calculations may differ due to rounding.

FIS

Free Cash Flow
($ millions)

	Q3-2011	Q3-2010
Cash flow from operations	$276	$341
Non-GAAP items[1]	-	(27)
Adjusted cash flow from operations	276	314
Capital expenditures	(82)	(93)
Free Cash Flow	**$193**	**$220**

(1) 2010 results are adjusted for M&A restructuring and integration costs and acquisition related deferred revenue.
Note: Calculations may differ due to rounding.

FIS

November 1, 2011

Third Quarter 2011

EARNINGS CALL

Supplemental Materials

Appendix

FIS

Total Debt

($ millions)

	September 30, 2011	
	Actual	Rate
Term Loan A		
2012 Maturity	$ 315	L + 1.00%
2014 Maturity	1,750	L + 2.25%
Revolver	175	L + 0.80% to 2.25%
Term Loan B (2016)[1]	1,485	L + 3.75%
Senior Unsecured Notes		
2017 Maturity	600	7.625%
2020 Maturity	500	7.875%
Other	41	NM
Total Debt	**$ 4,866**	
Weighted Average Rate		5.1%

(1) LIBOR floor of 150 bps.

Note: Calculations may differ due to rounding.

Non-GAAP Financial Measures



Organic revenue growth is calculated as the difference between (A) reported revenue for the current period excluding the impact of current period acquisitions and foreign currency impacts and (B) reported revenue for the prior period plus pre-acquisition revenues for prior period acquisitions excluding purchase accounting adjustments and excluding the impact of the Brazil joint venture settlement divided by (B).

(2011 and 2010 comparative data)		Third Quarter 2011	Third Quarter 2010		Organic Growth
GAAP reported revenue		$1,426.2	$1,367.2		
Purchase accounting adjustments		-	3.2		
Brazil joint venture settlement		-	(83.3)		
Pre-acquisition revenue		-	65.8		
Currency impact		(17.9)	-		
Current period acquisitions		-	-		
Adjusted revenue	(A)	$1,408.3	$1,352.9	(B)	4.1% (A)/(B)

Segment Organic Growth

(2011 and 2010 comparative data)

Third Quarter

	2011 Reported	Fx Impact	2011 Adjusted Revenue	2010 Reported	Adjustments	In Year Acquisitions	2010 Adjusted Revenue	Organic Growth
Financial Solutions	$523.2	-	$523.2	$485.5	-	$34.4	$519.9	0.6%
Payment Solutions	603.7	-	603.7	600.6	-	1.2	601.8	0.3%
International Solutions	297.7	(17.9)	279.8	282.7	(83.3)	30.2	229.6	21.9%
Corporate	1.6	-	1.6	(1.6)	3.2	-	1.6	Nm
Adjusted Revenue	$1,426.2	($17.9)	$1,408.3	$1,367.2	($80.1)	$65.8	$1,352.9	4.1%

FIS

Non-GAAP Financial Measures

Adjusted Revenue (2010 comparative data) excludes the impact of deferred revenue purchase accounting and a settlement related to the card processing joint venture in Brazil.

EBITDA is earnings from continuing operations before interest, taxes and depreciation and amortization.

Adjusted EBITDA (2010 comparative data) excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, settlement revenue and an impairment charge related to the card processing joint venture in Brazil, deferred revenue purchase accounting and certain other costs.

Non-GAAP Financial Measures



Adjusted net earnings (2011 comparative data) exclude the after-tax impact of acquisition related amortization.

Adjusted net earnings (2010 comparative data) exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, an impairment charge and settlement related to the card processing joint venture in Brazil, acquisition related amortization, deferred revenue purchase accounting and certain other costs.

Adjusted net earnings per share is equal to adjusted net earnings divided by the weighted average diluted shares outstanding.

Free cash flow (2011 comparative data) is GAAP operating cash flow less capital expenditures.

Adjusted free cash flow (2010 comparative data) is GAAP operating cash flow less capital expenditures, acquisition related cash items, cash items associated with the 2010 recapitalization plan and the settlement related to the card processing joint venture in Brazil.

FIS